SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                  May 16, 2002
                         -------------------------------
                        (Date of earliest event reported)

                       Video Network Communications, Inc.
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               (Exact Name of Registrant as Specified in Charter)

   Delaware                    000-22235                        52-1707962
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  (State of                 (Commission File                 (I.R.S. Employer
Incorporation)                   Number)                  Identification Number)


             50 International Drive, Portsmouth, New Hampshire 03801
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              (Address of principal executive office and zip code)


                                 (603) 334-6700
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              (Registrant's telephone number, including area code)


                                 Not Applicable
            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS.

         This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed by Video Network Communications, Inc. (the "Company") on May 17, 2002 disclosing, among other events, the merger (the "Merger") of B2BVideo Network Corp. ("B2BVideo") with and into B2B Merger Sub, Inc., a wholly-owned subsidiary of the Company. This Current Report on Form 8-K/A attaches hereto as Exhibit 99.1 and incorporates by reference herein B2BVideo's audited financial statements for the years ended December 31, 2001 and 2000. In addition, this Current Report on Form 8-K/A attaches hereto as Exhibits 99.2 and 99.3 and incorporates by reference herein, respectively, B2BVideo's unaudited financial statements for the three months ended March 31, 2002 and the Company's unaudited pro forma condensed combined financial information giving effect to the Merger.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

No.  Description

99.1 B2BVideo Network Corp.'s Financial Statements as of December 31, 2001 and 2000 and for the years ended December 31, 2001 and 2000.

99.2 B2BVideo Network Corp.'s Financial Statements as of March 31, 2002 and for the three months ended March 31, 2002.

99.3 Video Network Communication Inc.'s unaudited pro forma condensed combined financial statements as of March 31, 2002 and for the three months ended March 31, 2002 giving effect to the merger of B2B Video Network Corp. with and into B2B Merger Sub, Inc., a wholly-owned subsidiary of Video Network Communications, Inc. and various other transactions related to financing, all as part of the same agreement.

99.4 Certification of CEO and CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Serbones-Oxley Act of 2002.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            VIDEO NETWORK COMMUNICATIONS, INC.


Date: September 4, 2002                    By: /s/ Carl Muscari
                                               ______________________________
                                                Name:  Carl Muscari
                                                Title: Chief Executive Officer

                                  EXHIBIT INDEX


No.  Description

99.1 B2BVideo Network Corp.'s Financial Statements as of December 31, 2001 and 2000 and for the years ended December 31, 2001 and 2000.

99.2 B2BVideo Network Corp.'s Financial Statements as of March 31, 2002 and for the three months ended March 31, 2002.

99.3 Video Network Communication Inc.'s unaudited pro forma condensed combined financial statements as of March 31, 2002 and for the three months ended March 31, 2002 giving effect to the merger of B2B Video Network Corp. with and into B2B Merger Sub, Inc., a wholly-owned subsidiary of Video Network Communications, Inc. and various other transactions related to financing, all as part of the same agreement.

99.4 Certification of CEO and CFO pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Serbones-Oxley Act of 2002.